ASSIGNMENT OF
OIL AND GAS WELLS AND LEASES
WHITLEY COUNTY, KENTUCKY

Whereas A.D.I.D CORPORATION, a Kentucky Corporation, with its mailing address being P.O. Box 337, Emlyn, Kentucky 40730, hereinafter referred to as "ASSIGNOR", and AMERICAN RESOURCE MANAGEMENT, INC., a Wyoming Corporation with its mailing address being P.O. Box 1263, London, Kentucky 40742, hereinafter referred to as "ASSIGNEE".
For and in consideration of Ten Dollars ($10:00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, A.D.I.D CORPORATION ("ASSIGNOR") hereby warrant, sell, assign, transfer, set over, and convey unto AMERICAN RESOURCE MANAGEMENT, INC. ("ASSIGNEE") all of its right, title, and interest, representing a One Hundred Percent (100%) Working Interest and One Hundred Percent (100%) Net Revenue Interest ownership, subject to landowner royalty interest, in the following described oil and gas wells and related leases, located in Whitley County, Kentucky:

1. Roy Swafford No.1, Permit No.81144, Located 23-E-65, 1240' FSL, 2280' FEL
2. Paul Stott No.1, Permit No.80920, Located 15-E-66, 2700' FNL,1960' FWL
3. Paul Stott No.2, Permit No.81119, Located 15-E-66, 1680' FSL, 2110' FWL
4. Kenneth Wilson No.1, Permit No.79144, Located 15-D-65, 1020' FNL, 2520' FEL
5. Hubert Siler No.2, Permit No.79911, Located 15-D-65, 2000' FSL, 1725' FEL
6. Warren Foley No.1, Permit No.81055, Located 15-D-65, 2490' FNL, 1850' FWL
7. Hubert Siler No.4, Permit No.81057, Located 15-D-65, 700' FSL, 1250' FEL
8. Hubert Siler No.1, Permit No.56207, Located 16-D-65, 10' FNL, 605 FEL
9. Eugene Witt No.1, Permit No.58053, Located 17-D-65, 2315' FNL, 1220' FWL
10. Sam Vanderpool No.1, Permit No.81414, Located 11-E-65, 2330' FSL, 890' FWL
11. Eugene Witt No.1, Permit No.28089, Located 16-D-65, 1900' FSL, 430' FWL
12. Eugene Witt No.2, Permit No.28251, Located 16-D-65, 2560' FSL, 430' FWL
13. Mrs C.W. Perkins No.1, Permit No.55816, Located 17-D-65, 3530' FNL, 285' FWL
14. Nannie Lewallen No.1, Permit No.55995, Located 17-D-65, 2240' FNL, 95' FWL
15. Elbert McNeil No.1, Permit No. 80213, Located 23-E-65, 2050' FNL, 1980' FEL
16. Rann Frost No.1, Permit No. 79551, Located 15-D-65, 1910' FNL, 1150' FEL
17. Lonnie Foley No.1, Permit No. 80213, Located 14-D-65, 2540' FNL, 550' FWL
18. Frank Hubbs No.1, Permit No. 80212, Located 23-E-65, 2550' FSL, 1780' FEL

The "ASSIGNOR" hereby warrants to "ASSIGNEE" that its interest being assigned by this instrument is unencumbered, that it has lawful authority to transfer respective interest, and that "ASSIGNOR" will defend title to the interest being assigned against all persons claiming by, through, or under any assignor.

In witness whereof, this Assignment is made and entered into this 15th day of February, 2010, and effective as of  March 1, 2010.

Assignment of Oil and Gas Wells and Leases
Whitley County Kentucky
Dated: February 15, 2010

A.D.I.D CORPORATION, a Kentucky Corporation, "ASSIGNOR""

By:	/s/ Marshall E. Holbrook
Marshall E. Holbrook, President

American Resource Management, Inc.' a Wyoming Corporation, "ASSIGNEE"

By:	/s/ Mark E. Holbrook
Mark E. Holbrook, President

STATE OF KENTUCKY
COUNTY OF WHITLEY

I, Shelby L Adkins, Notary Public in and for the above State and County do hereby certify that the foregoing document was this 15th day of February, 2010, produced before me and acknowledged by Marshall E. Holbrook, as President of A.D.I.D CORPORATION, to be his own act and deed and the act and deed of said Corporation.

My commission will expire 6-16-2013     /s/ Shelby Atkins, Notary Public

STATE OF KENTUCKY
COUNTY OF WHITLEY

I, Shelby L Adkins, Notary Public in and for the above State and County do hereby certify that the foregoing document was this 15th day of February, 2010, produced before me and acknowledged by Mark E. Holbrook, as President of AMERICAN RESOURCE MANAGEMENT, INC., to be his own act and deed and the act and deed of said Corporation.

My commission will expire 6-16-2013     /s/ Shelby Atkins, Notary Public